UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

PPL Corporation

(Exact name of Registrant as specified in its charter)

(Pennsylvania)	1-11459	23-2758192
State of Incorporation;	Commission File Number	IRS Employer Identification No.

Two North Ninth Street

Allentown, PA18101-1179

(610) 774-5151

Registrant; Address and Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

As previously reported, on April 9, 2012, PPL Corporation (“PPL” or the “Company”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Merrill Lynch International (“MLI”), in their capacities as forward sellers (each of Morgan Stanley and MLI in such capacity, a “Forward Counterparty” and collectively the “Forward Counterparties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BAML”) individually and acting as representatives of each of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”) relating to (a) the sale by the Forward Counterparties and purchase by the Underwriters, acting severally and not jointly, of 9,900,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), and (b) the grant by the Forward Counterparties to the Underwriters, acting severally and not jointly, of an option to purchase up to an additional 1,485,000 shares of the Company’s Common Stock in the aggregate to cover over-allotments. On April 20, 2012, the Underwriters exercised the option to purchase an additional 590,880 shares of Common Stock to cover over-allotments pursuant to the Underwriting Agreement.

In connection with the Underwriters’ exercise of the over-allotment option, PPL also entered into additional forward sale agreements dated April 20, 2012 with each Forward Counterparty (the “Additional Forward Agreements”) relating to an aggregate of 590,880 shares of the Company’s Common Stock. As contemplated by the execution of the Additional Forward Agreements, the Forward Counterparties (or affiliates thereof) are borrowing from third parties and selling to the Underwriters 590,880 shares of the Company’s Common Stock. The Additional Forward Agreements provide for settlement 15 months after the date of the Underwriting Agreement.

Copies of the Additional Forward Agreements are attached hereto as Exhibit 10.1 and 10.2, respectively, and are expressly incorporated by reference herein and into the Registration Statement on Form S-3 (Registration No. 333-180410), and any related amendments thereto, filed by PPL on March 28, 2012. The foregoing descriptions of the Additional Forward Agreements are qualified in their entirety by reference to these exhibits.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
10.1	Confirmation of Forward Sale Transaction dated April 20, 2012 between PPL Corporation and Morgan Stanley & Co. LLC.

10.2	Confirmation of Forward Sale Transaction dated April 20, 2012 between PPL Corporation and Merrill Lynch International.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Date: April 26, 2012